UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 20, 2021

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44111 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 20, 2021, Concentrix Corporation (the “Company”) granted equity awards to each of its executive officers as part of its 2020 equity awards to employees and in recognition of the successful completion of the Company’s separation from SYNNEX Corporation on December 1, 2020. Each of Andre Valentine, the Company’s Chief Financial Officer, Cormac Twomey, the Company’s Executive Vice President, Global Operations and Delivery, Richard Rosso, the Company’s Executive Vice President, Global Sales and Account Management, and Steven Richie, the Company’s Executive Vice President, Legal, received a Restricted Stock Award representing shares of the Company’s common stock (“Common Stock”) that vests in equal installments on each of the first four anniversaries of October 7, 2020. The number of shares of Common Stock underlying each of the awards is: Mr. Valentine, 16,705; Mr. Twomey, 16,705; Mr. Rosso, 16,705; and Mr. Richie, 14,617.

Also on January 20, 2021, in accordance with the previously disclosed terms of the offer letter dated November, 24, 2020, the Company granted to Chris Caldwell, the Company’s President and Chief Executive Officer, (i) a Restricted Stock Award of 4,594 shares of Common Stock that vests in equal installments on each of the first five anniversaries of October 7, 2020, (ii) a Restricted Stock Award of 83,528 shares of Common Stock that vests in equal installments on each of the first five anniversaries of December 1, 2020, and (iii) an option to purchase 26,212 shares of Common Stock at an exercise price of $119.72 that vests 20% on October 7, 2021, with the remainder to vest ratably on a monthly basis over the subsequent 48 months.

The foregoing summary of the terms of the equity awards granted by the Company to its executive officers is qualified in its entirety by reference to the Form of Restricted Stock Award Agreement and Form of Stock Option Award Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement under the Concentrix Corporation 2020 Stock Incentive Plan.

10.2	Form of Stock Option Award Agreement under the Concentrix Corporation 2020 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2021	CONCENTRIX CORPORATION

	By:	/s/ Steven L. Richie
Steven L. Richie Executive Vice President, Legal